FOR IMMEDIATE RELEASE: December 21, 2023 Centrus Energy Announces Departure from Board of Directors Neil Subin stepping down effective December 31, 2023 BETHESDA, Md. – Centrus Energy Corp (NYSE American: LEU) announced today that Neil S. Subin has decided to leave the company’s Board of Directors effective December 31, 2023. Mr. Subin has served on the Board since 2017 and remains a major investor in the company. “On behalf of the entire Board, I want to express our deepest thanks to Neil for his outstanding service to the company and the shareholders,” said Mikel Williams, Chairman of the Centrus Board of Directors. “I am grateful to have had the benefit of Neil’s expertise and insights for almost seven years, as we have worked with our management team to return the company to profitability and launch the first new, U.S.- owned enrichment plant to start production since 1954, while providing strong returns to shareholders.” “It has been an honor to serve alongside such a talented and committed group of leaders at Centrus,” said Subin. “After nearly seven years, I’m ready to focus on other challenges, but I leave the Board knowing that the company is in a much stronger position financially and is poised for continued growth with the resurgence in nuclear power in the years ahead.” The Board’s Nominating Committee will commence a search for a replacement for Mr. Subin on the Board. About Centrus Energy Centrus Energy is a trusted supplier of nuclear fuel and services for the nuclear power industry. Centrus provides value to its utility customers through the reliability and diversity of its supply sources – helping them meet the growing need for clean, affordable, carbon-free electricity. Since 1998, the Company has provided its utility customers with more than 1,750 reactor years of fuel, which is equivalent to 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is also advancing the next generation of centrifuge technologies so that America can restore its domestic uranium enrichment capability in the future. Find out more at www.centrusenergy.com.

Forward Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties, and other factors, which may be beyond our control. For Centrus Energy Corp., particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following which are, and will be, and any worsening of the global business and economic environment as a result; risks related to the war in Ukraine and geopolitical conflicts and the imposition of sanctions or other measures by the U.S. or foreign governments, organizations (including the United Nations, the European Union or other international organizations), or entities (including private entities or persons), that could directly or indirectly impact our ability to obtain, deliver, transport or sell low enriched uranium (“LEU”) or the Separative Work Units (“SWU”) and natural uranium hexafluoride components of LEU under our existing supply contract with the Russian government-owned entity, TENEX, Joint-Stock Company (“TENEX”), or make related payments or deliveries of natural uranium; risks related to the refusal of TENEX to deliver LEU to us if, among other reasons, TENEX is unable to receive payments, or to receive the return of natural uranium hexafluoride, as a result of any government, international or corporate actions or directions or other reasons; risks related to our ability to sell or deliver the LEU we procure pursuant to our purchase obligations under our supply agreements and the impacts of sanctions or limitations on imports of such LEU, including those imposed under the 1992 Russian Suspension Agreement as amended, international trade legislation and other international trade restrictions; risks related to existing or new trade barriers and to contract terms that limit our ability to procure LEU for, or deliver LEU to customers; risks related to pricing trends and demand in the uranium and enrichment markets and their impact on our profitability; risks related to component failure which prevent plant operations or HALEU production; risks related to the government’s inability to satisfy its obligations under the HALEU Operation Contract including supplying government furnished equipment under the HALEU Operation Contract and processing security clearances due to a government shutdown or other reasons; risks related to whether or when government funding or demand for high-assay low-enriched uranium (“HALEU”) for government or commercial uses will materialize; risks related to (i) our ability to perform and absorb costs under our agreement with the U.S. Department of Energy (“DOE”) to deploy and operate a cascade of centrifuges to demonstrate production of HALEU for advanced reactors (the “HALEU Operations Contract”), (ii) our ability to obtain contracts and funding to be able to continue operations and (iii) our ability to obtain and/or perform under other agreements; risks that (i) we may not obtain the full benefit of the HALEU Operation Contract and may not be able or allowed to operate the HALEU enrichment facility to produce HALEU after the completion of the HALEU Operation Contract or (ii) the HALEU enrichment facility may not be available to us as a future source of supply; risks related to actions, including reviews, that may be taken by the U.S. government, the Russian government, or other governments that could affect our ability to perform under our contractual obligations or the ability of our sources of supply to perform under their contractual obligations to us; risks related to uncertainty regarding our ability to commercially deploy a competitive enrichment technology; risks related to the fact that we face significant competition from major producers who may be less cost sensitive or are wholly or partially government owned; risks related to the impact of government regulation and policies including by the DOE and the U.S. Nuclear Regulatory Commission; and other risks and uncertainties discussed in this and our other filings with the SEC.

Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our other filings with the SEC, including our Annual report on Form 10-K for the year ended December 31, 2022, under Part II, Item 1A - “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. ### Contacts: Investors: Dan Leistikow at LeistikowD@centrusenergy.com Media: Lindsey Geisler at GeislerLR@centrusenergy.com